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                                                                    Exhibit 10.2

                              Termination Agreement



         This Termination Agreement is entered into effective as of the 1st day of February, 2007 (the "Effective Date"), by and between John N. Staniforth ("Staniforth") and Penwest Pharmaceuticals Co., a Washington corporation ("Penwest").

         WHEREAS, Staniforth and Penwest are parties to a Royalty Agreement, dated as of September 25, 1992 (the "Royalty Agreement");

         WHEREAS, on March 12, 2003, Staniforth and Penwest terminated the Royalty Agreement as applicable to Penwest's ProSolv technology pursuant to the terms of a Royalty Termination Agreement dated as of March 12, 2003; and

         WHEREAS, Staniforth and Penwest wish to terminate the Royalty Agreement in its entirety;

         NOW, THEREFORE, in consideration of the mutual covenants and premises hereinafter set forth, it is agreed by and between the parties as follows:

1.       Termination of Royalty Agreement.

         Staniforth and Penwest hereby agree that, effective as of the Effective Date, the Royalty Agreement is terminated and shall terminate and be of no further force or effect; provided, however, that Penwest shall remain obligated to pay, and shall pay, to Staniforth the royalties owed to Staniforth under
Section 2 of the Royalty Agreement with respect to the one-year period commencing on January 1, 2006. Penwest shall pay such royalty (the "Post-Termination Royalty"), in accordance with the terms of the Royalty Agreement, on or prior to April 30, 2007.

2.       Representations, Warranties and Covenants.

         (a) Staniforth represents and warrants, as of the Effective Date, that
(i) neither the execution and delivery by Staniforth of this Agreement, nor the consummation by Staniforth of the transactions contemplated hereby, will require on the part of Staniforth any filing with, or any permit, authorization, consent, waiver or approval of, any third party, whether pursuant to contract, applicable law or otherwise; and (ii) no other person or entity has any rights under the Royalty Agreement, including without limitation rights to royalties, that can not be, and are not hereby being, waived, amended, released or terminated by Staniforth under this Agreement.

         (b) Penwest represents and warrants, as of the Effective Date, that neither the execution and delivery by Penwest of this Agreement, nor the consummation by Penwest of the transactions contemplated hereby, will require on the part of Penwest any filing with, or any permit, authorization, consent, waiver or approval of, any third party, whether pursuant to contract, applicable law or otherwise.


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3.       Consideration.

         In consideration for Staniforth's agreement to terminate the Royalty Agreement hereunder, Staniforth's representations, warranties and covenants hereunder and Staniforth's release hereunder, Penwest hereby agrees that, within ten days of the Effective Date, it shall

         (a) pay to Staniforth $770,000 in cash; and

         (b) issue to Staniforth 19,696 shares of common stock of Penwest, $.001 par value per share ("Common Stock"); provided, however, that, notwithstanding the foregoing to the contrary, Penwest shall have no obligation to issue shares of Common Stock, and Staniforth shall not be entitled to any shares of Common Stock, until such time as Staniforth executes and delivers to the Company the investment representation letter attached hereto as Exhibit A.

4.       Release.

         In connection with the termination of the Royalty Agreement and the payment of the consideration contemplated by Section 3, Staniforth hereby releases, remises, waives, acquits, forever discharges, and covenants not to sue Penwest and its subsidiaries and affiliates, and each of their current or former officers, directors, agents, employees, successors, predecessors, assigns, attorneys, and the heirs, executors, and administrators of any such released individuals (collectively, "Penwest Releasees"), from any demands, claims, actions, suits, judgments, damages, losses, or liabilities, both in law and in equity, federal and state, which did arise or could have arisen prior to the Effective Date against Penwest Releasees under the Royalty Agreement, other than Staniforth's claim for payment of the Post-Termination Royalty under Section 1 of this Agreement.

5.       Miscellaneous.

         (a) This Agreement constitutes the entire agreement between Staniforth and Penwest with respect to the subject matter hereof and supersedes any prior agreements or understandings between Staniforth and Penwest with respect to the subject matter hereof, including without limitation the Royalty Agreement. No amendment or waiver of any provision of this Agreement shall be valid unless the same shall be in writing and signed by Staniforth and Penwest.

         (b) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

         (c) This Agreement and any disputes hereunder shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any jurisdiction other than those of the State of New York.





                                      -2-

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         IN WITNESS WHEREOF, the parties hereto have caused their names to be subscribed, and have executed this Agreement, as of the date first specified above.

                                   LICENSOR:

                                   JOHN N. STANIFORTH


                                   /s/ John N. Staniforth
                                   ---------------------------------------------

                                   Address:






                                   LICENSEE:

                                   PENWEST PHARMACEUTICALS CO.



                                   By: /s/ Jennifer Good
                                       -----------------------------------------
                                   Title: Jennifer Good, Chief Executive Officer


                                      -3-


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                                 Exhibit A

                        Investment Representation Letter



Penwest Pharmaceuticals Co.
39 Old Ridgebury Road
Suite 11
Danbury, CT 06810-5120

         Re:  Issuance of Shares of Common Stock of Penwest Pharmaceuticals Co.
              -----------------------------------------------------------------

Dear Sirs:

         In order to induce Penwest Pharmaceuticals, Co. (the "Company") to issue to the undersigned 19,696 shares (the "Shares") of common stock, par value $0.001 per share, of the Company (the "Common Stock"), pursuant to Section 3(b) of that certain Termination Agreement, dated February 1, 2007, between the Company and the undersigned, the undersigned hereby represents, warrants and covenants to the Company as follows:

         1. The undersigned is acquiring the Shares for his own account for investment only, and not with a view to, or for sale in connection with any distribution of the Shares in violation of the Securities Act of 1933, as amended, (the "Securities Act"), or any rule or regulation under the Securities Act.

         2. The undersigned has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the undersigned to evaluate the merits and risks of his acquisition of the Shares.

         3. The undersigned has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such acquisition.

         4. The undersigned can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

         5. The undersigned understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available;
(iii) in any event, the exemption from registration under Rule 144 or otherwise may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

         6. A legend substantially in the following form will be placed on the certificates represented the Shares:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

         7. The Company agrees that (a) no opinion of counsel shall be required in connection with a transfer of the Shares made in accordance with Rule 144 under the Securities Act, (b) the legend referenced in Section 6 shall be removed from the certificates representing any Shares, at the request of the undersigned, at such time as the Shares become eligible for resale pursuant to Rule 144(k) under the Securities Act, and (c) the Company shall use reasonable efforts to cause its transfer agent to promptly issue new certificates for the Shares without legend following a transfer under clause (a) or a request for removal under clause (b). The Company also agrees that it shall use reasonable efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended.

         8. The foregoing representations and warrants are true as of the date of this Investment Representation Letter and shall be true as of the date the Company issues the Shares to the undersigned. If such representations and warranties shall not be true in any respect prior to such date, the undersigned will give prompt written notice of such fact to the Company.

         This Investment Representation Letter shall be binding upon and inure to the benefit of the Company and the undersigned and their successors and assigns.

         This Investment Representation Letter shall be construed and enforced in accordance with and governed by the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.



/s/ John N. Staniforth                                1 February, 2007
-------------------------------------       ------------------------------------
John N. Staniforth                          Date